Exhibit 10.41

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 203.406

Effective Date: November 1, 2011

Joint Development Agreement

between

BioAmber International S.à.r.l.

1, rue Nicolas Simmer

L-2538 Luxembourg

- hereinafter referred to as BIOAMBER -

and

Lanxess Deutschland GmbH,

[***]

- hereinafter referred to as LXS -

both, BIOAMBER and LXS are hereinafter commonly referred to as PARTIES-

WHEREAS, BIOAMBER has developed technology for manufacturing of bio-based succinic acid;

WHEREAS, LXS has experience in developing, manufacturing and marketing of phthalate-free speciality plasticizers;

WHEREAS, the PARTIES, in case of BIOAMBER through BIOAMBER’s AFFILIATE BIOAMBER S.A.S. with registered seat in France, have executed a Memorandum Of Understanding (MOU) dated July 4, 2011, documenting their intent in working together for a period of time; for sake of clarity, as provided under section 3.1 of the MOU, the MOU will be terminated as of the EFFECTIVE DATE of this Agreement;

WHEREAS, on the basis of the MOU, the PARTIES have decided to cooperate, on an exclusive basis as set forth herein, in the field of research and development of plasticizers based on bio-based succinic acid in order to conduct and complete a Feasibility Study;

NOW, THEREFORE, the PARTIES agree as follows:

1.	Definitions

1.1	AFFILIATE shall mean, with respect to each PARTY, any corporation or other business entity directly or indirectly controlling, controlled by or under common control with such PARTY, or any entity in which such PARTY holds a fifty percent (50%) or more equity or voting interest. As used herein, the term CONTROL means possession of the power to direct, or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

* Confidential treatment requested

1.2	COMMITTEE shall mean a steering committee of an equal number of members appointed by LXS and BIOAMBER.

1.3	EFFECTIVE DATE shall mean the date on which the present Agreement shall enter into force.

1.4	FEASIBILITY STUDY shall mean research and development work as agreed to between the PARTIES relating to plasticizers based on bio-based succinic acid.

1.5	INFORMATION shall mean any and all confidential information owned by either BIOAMBER or LXS and exchanged in writing, orally, visually or by electronic means between the PARTIES in connection with the FEASIBILITY STUDY.

1.6	PRODUCTS shall mean [***] plasticizers based on bio-based succinic acid.

1.7	RESULTS shall mean any and all results, including inventions, achieved by the PARTIES in connection with the FEASIBILITY STUDY.

1.8	SCOPE shall mean the projects within the FEASIBILITY STUDY.

1.9	THIRD PARTIES shall mean natural or legal entities other than LXS and BIOAMBER and their AFFILIATES.

2.	Subject of the cooperation

2.1	During the term of this Agreement, the PARTIES agree to work together in order to conduct the FEASIBILITY STUDY.

2.2	The PARTIES, in the case of BIOAMBER through BIOAMBER’s AFFILIATE BIOAMBER INC., a Delaware corporation having a corporate office located at 1250 Rene-Levesque West, Suite 4110, Montreal, Quebec, Canada, and in the case of LXS LANXESS CORPORATION, a Delaware corporation having its headquarters at 111 RIDC Park West Drive, Pittsburgh, Pennsylvania, are negotiating a Stock Purchase Agreement including Exhibit B “Heads of Agreement”. In case that any conflicts should occur between the regulations of this Agreement and the Stock Purchase Agreement, the regulations of the Stock Purchase Agreement shall prevail.

2.3	The FEASIBILITY STUDY shall have the following

SCOPE:

•	developing of PRODUCTS,

•	developing of knowledge about the applicability of the PRODUCTS as plasticizers,

•	developing of knowledge about the suitability of the PRODUCTS in the relevant customers’ end-use applications

•	determination of market opportunities for the PRODUCTS.

The SCOPE may be subject of amendments and/or additions if mutually agreed by the PARTIES in writing.

2.4

During the term of this Agreement and within the SCOPE of the FEASIBILITY STUDY, the PARTIES will not work with anyone else other than by mutual agreement, i.e. their cooperation shall be exclusive. Notwithstanding the preceding, the exclusivity granted herein by BIOAMBER shall not apply to the Joint Development Agreement between Solvay SA and BIOAMBER entered into effect on October 1st, 2011, which is related to the development of products to be used in the field of the plasticization of polyvinyl chloride (PVC).

* Confidential treatment requested

2.5	BIOAMBER shall provide LXS with sufficient amounts of bio-based succinic acid to [***]. BIOAMBER shall provide [***].

2.6	LXS shall provide [***] in order to manufacture PRODUCTS. If PRODUCTS pass LXS’ in-house standard tests, LXS shall supply customers with samples of PRODUCTS for evaluating their efficiency in customer’s plasticizer applications.

2.7	LXS and BIOAMBER shall evaluate feedback from the customers. In case of positive results LXS and BIOAMBER shall determine the commercial potential of PRODUCTS and evaluate market opportunities.

2.8	A time schedule outlining milestones of the FEASIBILITY STUDY is attached in Annex 1, it being understood that the schedule and milestones are subject to change and will be updated from time to time by the PARTIES.

3.	COMMITTEE

3.1	The PARTIES agree to establish a COMMITTEE for the organization and supervision of the cooperation within the SCOPE.

3.2	The COMMITTEE shall be responsible for major decisions concerning the cooperation such as:

•	supervising the performance of projects within the SCOPE;

•	deciding when the development of any specific project within the SCOPE is completed;

•	evaluating completed projects within the SCOPE;

•	deciding about the publication of any RESULTS obtained during the FEASIBILITY STUDY.

3.3	The initial members of the COMMITTEE are listed in Annex 2, attached hereto and made part hereof. If LXS and/or BIOAMBER intend to replace any member of the COMMITTEE, the PARTY concerned shall notify the other PARTY in writing of such intention prior to making any such replacement.

3.4	The COMMITTEE shall meet at least [***] and at any other time determined by the COMMITTEE.

3.5	Only the members of the COMMITTEE appointed pursuant to Article 3.1 hereof or their proxies shall be entitled to decide any matters presented to the COMMITTEE. Any other participants at the meeting of the COMMITTEE, shall only have an advisory function and shall not be entitled to vote on any matters to be decided by the COMMITTEE.

3.6	All decisions of the COMMITTEE shall be made either (i) in person by the members of the COMMITTEE or their proxies at the meetings of the COMMITTEE pursuant to Article 3.4, or (ii) in writing signed by all members of the COMMITTEE. All decisions of the COMMITTEE shall be unanimous.

* Confidential treatment requested

4.	Costs

4.1	The PARTIES will [***] all external and out of pocket costs arising from the conduction of the FEASIBILITY STUDY, subject to prior approval by both PARTIES, it being understood that (i) BIOAMBER shall provide LXS with [***] for the purposes of the FEASIBILITY STUDY, [***], and (ii) the labor costs of the personnel of each PARTY involved in the FEASIBILITY STUDY shall be assumed by each Party [***] between the PARTIES.

5.	Time limits

5.1	For the joint research and development according to Article 2.1 the PARTIES agree to a period commencing on the EFFECTIVE DATE and ending [***] unless extended by prior written agreement of the PARTIES, it being understood that this Agreement shall govern the rights and obligations of the Parties with respect to any part of the FEASIBILITY STUDY that could have been undertaken prior to the EFFECTIVE DATE of this Agreement.

6.	Rights in the RESULTS

6.1	The RESULTS achieved by the PARTIES in connection with the FEASIBILITY STUDY shall be [***].

6.2	For the avoidance of any doubt, this Agreement bestows no rights on the PARTIES other than defined in this Agreement. Each PARTY shall retain the control and ownership (i) of its proprietary rights that existed prior to this Agreement and (ii) of any rights developed independently during the FEASIBILITY STUDY provided such rights developed independently are not related to the FEASIBILITY STUDY.

7.	Patent rights for the RESULTS

7.1	[***]. The external costs (fees and professional charges) of a [***] between the PARTIES, regardless of any inventors’ shares of [***] properties.

7.2	If either of the PARTIES does not wish to make use of its right to file patent applications [***], the other PARTY will have the right to do so if, within a period of 1 (one) month after the receipt of a corresponding notification, the PARTY announces in writing that it intends to file the patent application at its own expense. Such patent right will become the sole property of the filing PARTY. The other PARTY shall provide the filing PARTY with all required declarations and assignments including those of the inventors involved.

7.3	Article 7.2 applies accordingly where a patent application [***] or a patent granted thereon shall be abandoned.

7.4	Where inventions [***] are made, both PARTIES will consult and inform each other with regard to the drafting of the patent applications and the handling of the examination procedure and the patents. The PARTIES will decide on a case-by-case basis which of the PARTIES will be responsible for prosecuting/handling the patent applications and patents before the various patent offices or, where necessary, courts or other authorities. If, in order to meet specific deadlines, rapid decisions have to be made in relation to existing patent applications or patents the PARTY prosecuting/handling the patent applications or patents will have the right to make all such decisions (including decisions to file priority applications) in order to ensure that the patents/patent applications concerned are maintained with the largest possible scope. Notwithstanding the above, the PARTY handling the patent/patent application shall notify the other PARTY three days prior to making a decision.

* Confidential treatment requested

7.5	If one PARTY wishes to completely or partially abandon patent rights for RESULTS It will inform the other PARTY accordingly in writing. The other PARTY will then decide as quickly as possible whether it agrees with the proposal, while taking into consideration any existing deadlines (such as for example for payments) but not later than 2 (two)calendar months after the receipt of the information. If the requesting PARTY does not get a decision within two (2) calendar months after the request, the requesting PARTY may withdraw the patent right concerned. If patent rights are not abandoned at the mutual consent of the PARTIES, that PARTY which is not in agreement with the abandonment decision will have the right to continue the prosecution of the corresponding patent right by itself, in its own name and at its own expense. Such patent rights will become the property of the continuing PARTY and are to this extent no longer considered patent rights for RESULTS under this Agreement. In this case the other Party shall provide the filing party with all required declarations and assignments, including those of the inventors i involved.

7.6	The PARTIES shall immediately inform each other of any infringement by THIRD PARTIES of any patent rights arising from patent applications pursuant to [***] and shall discuss appropriate steps to be taken against the infringer. In the event that the PARTIES agree to take legal action against the infringer of any such proprietary rights, the external costs arising from such action and the awards of any such litigation [***]. Either PARTY may elect to fund and shall be entitled to any such awards if the other PARTY does not agree to participate in the prosecution or settlement of any such infringement.

7.7	Any arrangement between BIOAMBER or LXS and THIRD PARTIES concerning amicable settlement of any infringements dispute under Article 7.6 hereof shall require the prior written agreement of the other PARTY.

8.	Exploitation of the RESULTS

8.1	Each PARTY (including its AFFILIATES) shall have the right to make unrestricted use of the RESULTS according to Article 6.1 only for its internal use.

8.2	BIOAMBER and LXS shall have the right to [***].

8.3	BIOAMBER and LXS shall have the right to make [***].

9.	Subsequent Agreements

9.1	Any arrangements relating to regulatory approval (Reach, food contact or others) for PRODUCTS shall be made subject to a separate agreement between the PARTIES.

9.2	The PARTIES will negotiate in good faith a joint venture agreement within six (6) months of successfully finalizing the FEASIBILITY STUDY. [***]

10.	Confidentiality

10.1

The PARTIES have entered into a Secrecy Agreement dated February 3, 2009, extended by Amendment of February 3, 2011 until February 3, 2013. The disclosing period of the Secrecy Agreement shall be extended for the term of this Agreement

* Confidential treatment requested

including any extension thereof. Further, the obligations of confidentiality shall extend beyond the termination of this Agreement for a period of [***] years. Any confidential information disclosed by one PARTY to the other PARTY under this Agreement including RESULTS shall be deemed to be INFORMATION as defined in the existing Secrecy Agreement.

10.2	Any disclosure of RESULTS, including the filing of any patent application for RESULTS must be agreed by the PARTIES.

11.	Patent Rights of THIRD PARTIES

11.1	Prior to deciding that a PRODUCT is ready for industrial use the PARTIES will ensure that an examination is carried out to determine whether the patent rights of a third party could interfere with the PRODUCT(S) and/or their use.

11.2	The PARTIES will immediately notify each other if any third party asserts any patent right against LXS, BIOAMBER or any AFFILIATE of one of the PARTIES in connection with the PRODUCT(S) or their use.

12.	Responsibilities

12.1	The responsibility of each PARTY in connection with this Agreement shall be limited to all actions it has performed. Therefore the PARTIES will mutually hold harmless themselves for any claims of THIRD PARTIES.

13.	Termination

13.1	Subject to Article 13.2 the Agreement shall come into force on the EFFECTIVE DATE and shall regularly expire upon the expiration of the joint development period according to Article 5.

13.2	The provisions according to Article 6, 7, 8, and 10 shall survive any expiration of this Agreement until the expiration of the last proprietary right according to Article 7.1 or the expiration of confidentiality undertaking according to Article 10.

13.3	This Agreement may be terminated at any time upon the failure of either LXS or BIOAMBER to fulfill its contractual obligations. The PARTY aggrieved by such default may give the other PARTY notice of its complaints (the notice shall specifically indicate the PARTY’s intention to terminate the Agreement), and, if within 60 (sixty) days of such notice, the defaulting party has failed or refused to remedy such default, the aggrieved PARTY may terminate this Agreement with immediate effect upon notice to the defaulting PARTY. Such termination shall be without prejudice to other rights or claims the aggrieved PARTY may have against the defaulting PARTY. Any payment obligations and any obligation to confidentiality will not be affected by the termination of the Agreement. The right to terminate the Agreement without notice for pertinent reasons is unaffected by this provision.

13.4	Either PARTY may terminate this Agreement by giving immediate notice to the other PARTY in the event that the other PARTY is bankrupt, insolvent, undergoes liquidation, or if the business of the other PARTY is placed in the hands of a receiver, assignee or trustee, or

13.5	Either PARTY may terminate this Agreement by giving immediate notice to the other PARTY in the event that a competitor engaged in the business of the other PARTY acquires a significant share or influence in the board of directors, the supervisory board or the general assembly of the other PARTY.

13.6	In case of a termination according to Article 13.3 or 13.4, the defaulting PARTY forfeits its right in the RESULTS on the effectiveness of the termination.

* Confidential treatment requested

14.	General Provisions

14.1	The PARTIES bear no liability towards each other for any non-fulfillment of the obligations of this Agreement due to an event of force majeure. The PARTY affected by the force majeure will immediately notify the other PARTY of the existence and probable duration of the effects of the force majeure and will make every reasonable effort to keep the effects of the force majeure to a minimum. In the event that the force majeure lasts more than 6 (six) months, the PARTIES shall meet to find a solution to the problem.

14.2	If any provision of this Agreement is declared or becomes invalid, the validity of the Agreement as a whole will not be affected. Where necessary, the PARTIES will replace the invalid provisions by a valid one, the effect of which resembles as closely as possible that of the invalid clause.

14.3	Any amendment or modification of this Agreement must be made in writing and signed by the PARTIES.

14.4	No rights or obligations of the PARTIES under this Agreement shall be assigned, of in whole or in part to any THIRD PARTY, without the written consent of each PARTY concerned.

14.5	This Agreement shall inure to the benefit of, and be binding upon, the PARTIES and their successors in interest. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the Federal Republic of Germany, without regard to its conflicts-of-law principles. In the event any dispute, controversy, or difference of opinion arises between the PARTIES hereunder out of or in relation to or in connection with this Agreement or the breach thereof, the PARTIES hereto shall first endeavor to come to an amicable settlement. If an amicable settlement between the parties is not possible, the legal venue will be Cologne.

14.6	All communications under the present Agreement shall be transmitted to the other PARTY concerned in each case in writing by registered mail, telex or facsimile to the address mentioned below.

All communications to LXS concerning technical questions shall be addressed to:

Lanxess Deutschland GmbH

[***]

All communications to LXS concerning general and legal questions shall be addressed to:

Lanxess Deutschland GmbH

[***]

* Confidential treatment requested

All communications to BIOAMBER concerning technical, general and legal aspects shall be addressed to

[***]

BioAmber S.A.S

Route de Bazancourt

51110 Pomacle,

France

[***]

For LANXESS Deutschland GmbH

Place: Leverkusen, Germany	/s/ [***]

[***]

Date: January 25, 2012	/s/ [***]

[***]

For BioAmber International S.à.r.l.

Place: 1, rue Nicolas Simmer L-2538 Luxembourg

/s/ Jean-François Huc

Jean-François Huc, Manager

/s/ [***]

[***]

Date:

* Confidential treatment requested

Annex 1

Milestones

[***]

* Confidential treatment requested

Annex 2

Members of the COMMITTEE

[***]

* Confidential treatment requested